UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2023
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 25, 2023, Golden Entertainment, Inc. (the “Company”) completed the sale of the Rocky Gap Casino Resort (“Rocky Gap”) to Century Casinos, Inc. (“Century”) and VICI Properties, L.P. (“VICI”), an affiliate of VICI Properties Inc., for aggregate cash consideration of $260 million, subject to adjustments, pursuant to the previously announced Equity Purchase Agreement with Century and VICI, and Real Estate Purchase Agreement with VICI (collectively, the “Purchase Agreements”). The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreements, copies of which were filed as Exhibits 2.1 and 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2022, and are incorporated herein by reference.
The Company used a portion of the net cash proceeds from the sale of Rocky Gap to repay in full and discharge the term loan B facility under the Company’s First Lien Credit Agreement, dated as of October 20, 2017, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, the Agent, JPMorgan Chase Bank, N.A., as collateral agent, and the other parties thereto, as amended (the “Credit Facility”). The Company’s $400 million term loan B-1 credit facility and undrawn $240 million revolving credit facility under the Credit Facility remain outstanding.
On July 25, 2023, the Company issued a press release captioned “Golden Entertainment Completes Sale of Rocky Gap Casino Resort for $260 Million.” A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(b)    Pro Forma Financial Information
Unaudited pro forma financial information of the Company to give effect to the Rocky Gap sale transaction and the use of proceeds thereof is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits

99.1	Unaudited pro forma financial information of Golden Entertainment, Inc.

99.2	Press Release issued by Golden Entertainment, Inc., dated July 25, 2023.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: July 28, 2023	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer